EXHIBIT 10.4


                  SUPPLY, DISTRIBUTION, AND LICENSING AGREEMENT



                                 BY AND BETWEEN



                            CRAFT BRANDS ALLIANCE LLC



                                       AND



                        REDHOOK ALE BREWERY, INCORPORATED





                                  JULY 1, 2004

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT
                  SUPPLY, DISTRIBUTION, AND LICENSING AGREEMENT


By:               CRAFT BRANDS ALLIANCE LLC, an Oregon limited liability company
                  ("Company")
                  929 N. Russell
                  Portland, Oregon  97227

and: REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Redhook")
                  14300 NE 145th
                  Woodinville, Washington 98072

Date:             July 1, 2004


                  This   Supply,    Distribution,    and   Licensing   Agreement
("Agreement") is entered into by and between Redhook and Company effective as of the date first set forth above.

                                   BACKGROUND

                           A.  Widmer  Brothers  Brewing   Company,   an  Oregon
corporation ("Widmer") and Redhook are both manufacturers of craft malt beverages. Widmer and Redhook previously each had a distribution agreement with Anheuser-Busch Inc. ("ABI") pursuant to which ABI distributed the malt beverage products of Widmer (collectively, "Widmer Products") and of Redhook (collectively "Redhook Products").

                           B.   Widmer    Products    and    Redhook    Products
(collectively, "Products") have been distributed in the following common states pursuant to distribution agreements between ABI and each of Widmer and Redhook:
Alaska,  Arizona,  California,  Colorado,  Hawaii,  Idaho,  Montana, New Mexico,
Nevada, Oregon, Washington, and Wyoming. ABI, Widmer, and Redhook have determined that it would create certain efficiencies and synergies for Widmer and Redhook to consolidate certain marketing, advertising, sales, distribution, and related operations and to jointly distribute their respective products in the "Territory" (as defined in Section 2 below).

                           C. Widmer,  Redhook,  and Company  have  executed and
delivered or are negotiating the following documents: a Restated Operating Agreement (the "Operating Agreement") of Company, and other documents described in the Operating Agreement (collectively, the "Related Agreements"). Pursuant to the Operating Agreement and certain of the Related Agreements, Widmer and Redhook will consolidate their advertising, marketing, sales, and distribution operations for the purpose of allowing Company to advertise, market, sell, and distribute Products in the Territory. One of the Related Agreements is a Supply, Distribution, and Licensing Agreement between Company and Widmer pursuant to which Company advertises, markets, sells, and distributes Widmer Products in the Territory (the "Widmer Distribution Agreement").

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

                           D.   Redhook  and  Company   desire  for  Redhook  to
manufacture and sell Redhook Products to Company and for Company to market, advertise, sell, and distribute the Redhook Products in the Territory under the terms of the Distribution Agreement between ABI and Company (the "ABI Distribution Agreement").

                           E. Pursuant to a Licensing  Agreement between Redhook
and Widmer dated February 1, 2003 (the "Eastern Distribution Agreement"), Widmer licensed Redhook the right to manufacture, advertise, market, sell, and distribute Redhook Products and Widmer Products in the states of Maine, Vermont, New Hampshire, Massachusetts, Rhode Island, Connecticut, New York, Pennsylvania, Ohio, Maryland, New Jersey, Delaware, West Virginia, Virginia, North Carolina, South Carolina, Kentucky, Tennessee, Georgia, Alabama, Mississippi, Florida, Wisconsin, Michigan, Indiana, Illinois, and Washington D.C. The parties do not intend for the parties rights and obligations under the Eastern Distribution Agreement to be modified by the terms of this Agreement.

                                    AGREEMENT

                  Based on the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Redhook and Company hereby agree as follows:

1. GRANT OF LICENSE.

         1.1 GRANT.

            1.1.1 Upon the terms and conditions hereinafter set forth, Redhook hereby grants to Company, and Company hereby accepts (a) a license to use the trademarks, logos, trade dress, copyrights, promotional slogans, color combinations, product shapes, and distinctive features in the Redhook Products, or other intellectual property related to the Redhook Products, including (without limitation) the intellectual property described on EXHIBIT A, attached hereto (collectively, the "Intellectual Property"), (b) a non-exclusive license to use the Intellectual Property in connection with the manufacturing, packaging, promotion, sale, and distribution of "Merchandise" in the Territory, and (c) the right to sublicense the Intellectual Property to others as necessary or convenient to permit Company to perform its obligations under this Agreement. The Intellectual Property shall include any derivative works related to any existing Intellectual Property and any Intellectual Property related to any new Redhook Products, including those Redhook Products added pursuant to Section 3 below.

            1.1.2 Company shall not acquire any other right in any of the Intellectual Property other than as set forth in Section 1.1.1 above. Redhook shall have the right to require Company and any sublicensee of Company to submit representative samples of any use of such Intellectual Property to Redhook for approval, which approval shall be deemed given if Redhook does not provide Company with written notice of reasonable objection within 10 days of receipt of such samples. Any and all rights that may be acquired in the Intellectual Property by the use of the Intellectual Property by Company or any sublicensee of Company will inure to the sole benefit of Redhook. At the request of Redhook, Company will execute an instrument, in a form agreeable to Redhook, to effect further registration, maintenance, and renewal of the Intellectual Property, and, where applicable, to record Redhook as a registered user of the Intellectual Property. Company shall promptly notify Redhook of any and all infringements of the Intellectual Property pertaining to the Products that may come to Company's attention and shall assist Redhook in taking such action against said infringements as Redhook, in its sole discretion, may decide.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

            1.1.3 "Merchandise" means all non-beverage products that (a) are currently manufactured or sold by Redhook, (b) are manufactured or sold by Redhook in connection with its beverage business in the future, and (c)are proposed by Company and not rejected by Redhook within 30 days following Company's submission to Redhook; provided that Redhook may reject such proposed Merchandise only if Redhook would be permitted to reject such usage pursuant to
Section 1.3 below.

         1.2 EXCLUSIVITY.

            1.2.1 Except as specifically set forth below, during the term of this Agreement, Redhook shall not directly or indirectly in the Territory (as expanded as provided herein) manufacture, advertise, market, sell, or distribute, whether for itself or for others, any Redhook Product or any other malt beverage or alcoholic beverage product, whether now existing or later developed (each, a "Restricted Product"). In the event of a default under this Section, Company shall be entitled (without limiting any of its other rights and remedies) to a temporary restraining order, preliminary injunction, and other injunctive relief, in addition to other available remedies, including damages.

            1.2.2 If the Restricted Products are distributed by Company under this Agreement, the following shall apply:

                (a) The restrictions set forth in Section 1.2.1 shall not apply to Restricted Products to the extent that (i) the Restricted Products are sold directly to consumers, including (without limitation) Restricted Products sold on or from the premises of a Redhook brew-pub restaurant (each, a "Redhook Brew-Pub") or (ii) on or from the premises of a Redhook facility at which Products are manufactured (each, a "Redhook Plant").

            1.2.3 If the Restricted Products are not distributed by Company under this Agreement (each, a "Non-Distributed Product"), the restrictions set forth in Section 1.2.1 shall not apply to the extent that:

                (a) (i) The Non-Distributed Products are (A) sold only for consumption in or from the premises of a Redhook Brew-Pub or a Redhook Plant or
(B) sold or distributed in beer competitions, beer festivals, and similar types of temporary sales events and (ii) The quantity of such Non-Distributed Products does not exceed 70,000 Product Case Equivalents per calendar year in each of Redhook's Brew-Pubs and Redhook Plants;

                (b) As used in this Agreement, the terms "Product Case Equivalents" or "PCEs" mean (i) the number of full cases of Products sold in bottles plus (ii) the number of barrels of Products purchased by Company, divided by 13.78.

            1.2.4 The parties acknowledge that in the state of Washington, (a) Company will receive orders for Redhook Products from ABI Wholesalers, (b) Company will assign the orders to Redhook, and (c) the Redhook Products will be sold and distributed directly by Redhook to ABI Wholesalers located in Washington. The restrictions set forth in Section 1.2.1 do not apply to Redhook Products sold to distributors authorized to sell Redhook Products only in the state of Washington (each, a "Washington Distributor"). Redhook will deliver to Company each week (on the business day of the week requested by Company) a written report of each the types and quantities of Redhook Products sold to and ordered by the Washington Distributors as of the date of such report. As compensation for the marketing, advertising, and related services provided by Company with respect to sales made in Washington, Redhook shall pay within 10 days following the end of each calendar month a marketing fee calculated using the formula set forth on Schedule 1.2.4, attached hereto. At Company's election, Company may off-set such amount from any amount due Redhook under this Agreement.

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

            1.2.5 Redhook and Company acknowledge that Redhook will continue to operate its business outside the Territory and such operations may result in Redhook Products being incidentally advertised in the Territory. The parties agree that such operations do not violate Redhook's exclusivity obligations under this Agreement. Such permitted activities include maintaining a website advertising Redhook's Products (fulfilling its obligations under the Eastern Distribution Agreement) and buying radio and print advertisements that are not targeted in the Territory, but may be seen or heard in the Territory.

        1.3 QUALITY CONTROL. The nature and quality of all of Company's uses of the Intellectual Property shall conform to reasonable standards set out by Redhook from time to time. Such standards shall be consistent with the nature and quality of the current Redhook Products. Without limiting the foregoing, Redhook may reject any new Intellectual Property proposed by Company only if such proposal would have a materially detrimental effect on the value of the marks or be wholly inconsistent with the current nature and quality of the existing Intellectual Property.

        1.4 RIGHT TO PURCHASE MERCHANDISE. Redhook has an option to purchase any quantity of Merchandise (utilizing Redhook's Intellectual Property) manufactured by or for Company at a price equal to Company's direct out-of-pocket cost to manufacture the Merchandise, plus shipping costs.

2. TERRITORY.

        2.1 INITIAL TERRITORY. The "Territory" means the geographic areas in which Company is authorized to take the actions set forth in Section 1.2 above. The initial Territory shall be the states of Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, New Mexico, Nevada, Oregon, Washington, and Wyoming.

        2.2 EXPANSION OF TERRITORY. Upon notice to Redhook, Company may, from time to time at its election and without paying any amount to Redhook or Widmer, expand the Territory to include one or more of the following states: Arkansas, Iowa, Kansas, Louisiana, Minnesota, Missouri, Nebraska, North Dakota, Oklahoma, South Dakota, and Texas. If Company elects to expand the Territory, Redhook and Company will promptly take all actions necessary to complete such inclusion.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

3. REDHOOK PRODUCTS.

        3.1 INITIAL REDHOOK PRODUCTS. The initial Redhook Products that will be distributed by Company under this Agreement are set forth on SCHEDULE 3.1 attached hereto.

        3.2 ADDITIONAL REDHOOK PRODUCTS.

            3.2.1 Company may add additional Redhook Products if it determines that it is in the best interests of Company to add a new Redhook Product that is developed by Company or Redhook.

            3.2.2 If Company elects to add a new Redhook Product, Company shall at its expense develop all Intellectual Property related to such Redhook Product. All such Intellectual Property shall be the property of Redhook pursuant to Section 7.2 of this Agreement and licensed to Company under the terms of this Agreement.

        3.3 REMOVAL OF REDHOOK PRODUCTS. Company may, in accordance with a then current Budget and Business Plan (as defined under the Operating Agreement), elect to discontinue distributing one or more of the Redhook Products (each, a "Discontinued Redhook Product") upon notice to Redhook if (a) the total volume of the Discontinued Redhook Product in the immediately preceding calendar year is less than twenty percent (20%) of the total volume of all Redhook Products sold in the same calendar year, (b) the volume of Redhook Product sold in the immediately preceding calendar year is at least ten percent (10%) less than the sales for the calendar year two years preceding such calendar year; and (c) Company determines in good faith that it is in the best long-term interests of Company for a Discontinued Redhook Product to be discontinued. If the volume of any Discontinued Redhook Product sold in the immediately preceding calendar year is less than twenty percent (20%), but more than five percent (5%), of the total volume of all Redhook Products sold in the same calendar year (the "Discontinued Redhook Product Percentage"), then Redhook may submit the matter to arbitration as set forth below:

            3.3.1 If Redhook disagrees with any decision by Company to discontinue a Redhook Product with a Discontinued Product Percentage of at least five percent (5%), Redhook shall notify Company within thirty (30) days of the date Company notifies Redhook of its decision to discontinue such Discontinued Redhook Product. If Redhook and Company do not resolve the matter within twenty
(20) days following the written notice by a party to the other party referencing this Section 3.3, the parties will submit the Dispute to binding arbitration pursuant to arbitration as provided below:

            3.3.2 The arbitration shall be conducted before a single arbitrator located in Portland, Oregon using a "baseball arbitration" format in accordance with the rules of the Arbitration Service of Portland, Inc. and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator shall be acceptable to both parties. If the parties do not agree within 20 days on an arbitrator, the arbitrator shall be selected by the Presiding Judge of the Circuit Court of Multnomah County, Oregon. The arbitrator must determine whether or not the Company is required to continue to advertise, market, sell, and distribute the subject Discontinued Redhook Product within 15 days following the date the arbitrator is selected. In making his or her determination, the arbitrator must select the choice which the arbitrator determines to be in the best long-term interests of Company. The arbitrator may not formulate his or her resolution for the Dispute.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

            3.3.3 The party whose proposed resolution of the Dispute is not selected by the arbitrator shall be responsible for the payment of costs, fees, and expenses incurred in connection with such arbitration, including reasonable attorneys' fees and experts' fees of both of the parties in accordance with
Section 16.11 below.

        3.4 NON-DISTRIBUTED REDHOOK PRODUCTS. If any Redhook Products are discontinued pursuant to Section 3.3 above, or are proposed to Company by Redhook and not accepted, pursuant to Section 3.2 above, for distribution by Company (collectively, the "Non-Distributed Redhook Products") Redhook may manufacture the Non-Distributed Redhook Products and may sell Non-Distributed Redhook Products in the Territory subject to the restrictions set forth in Sections 1.2 and 1.3 above. From time to time, Company may test any Non-Distributed Product to determine if it is equal to or greater in quality than the Redhook Products Company then distributes. If Company determines that a Non-Distributed Product is not of such quality, Redhook shall cease manufacturing and selling such Non-Distributed Product until Company reasonably determines that such quality standards have been met. Company has determined that the Redhook Products identified on SCHEDULE 3.4, attached hereto, currently meet such quality standards.

4. MANUFACTURING RIGHTS OF REDHOOK PRODUCTS AND WIDMER PRODUCTS.

        4.1 EXISTING REDHOOK PRODUCTS.

            4.1.1 Except as set forth herein, Redhook has the right to manufacture all existing Redhook Products.

            4.1.2 At least thirty (30) days prior to the beginning of each calendar quarter, Company will provide Redhook with a three-month rolling forecast (each, a "Three-Month Forecast") of the quantity of each Redhook
Product Company expects to purchase during such three-month period (each a "3-Month Forecasted Quantity"). Within ten (10) days following Redhook's receipt of each Three-Month Forecast, Redhook will notify Company (i) if it is unwilling or unable to manufacture at least 110% of the 3-Month Forecasted Quantity (the "Required Redhook Quantity") and (ii) the quantity of Redhook Products it is willing and able to manufacture (the "Promised Redhook Quantity") if such quantity is less than the Required Redhook Quantity. If Redhook does not so notify Company, it will be presumed that Redhook is willing and able to manufacture at least the Required Redhook Quantity. If Redhook notifies Company that it is unwilling or unable to manufacture the Required Redhook Quantity, Company may engage Widmer (pursuant to the Widmer Distribution Agreement) or if Widmer is unable or unwilling to manufacture the difference, may engage another contract brewer to manufacture the difference between the Required Redhook Quantity and the Promised Redhook Quantity.

       4.2 EXISTING WIDMER PRODUCTS.

            4.2.1 If, pursuant to the Widmer Distribution Agreement, Widmer notifies Company that it is unwilling or unable to manufacture all of the Required Widmer Quantity (as defined in the Widmer Distribution Agreement), Company shall notify Redhook of Company's desire to purchase the difference (the "Widmer Quantity Difference") between the Required Widmer Quantity and the Promised Redhook Quantity (as defined in the Widmer Distribution Agreement). For a period of five business days following the date Redhook receives such notice, Redhook shall have the option to accept the obligation to manufacture the Widmer Quantity Difference by notifying Company within such five business day period. If Redhook fails to exercise such option, Company may have any other contract brewer manufacture the Widmer Quantity Difference.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

            4.2.2 Under the terms and conditions set forth in SCHEDULE 4.2.2, attached hereto, Redhook will have an option to manufacture Widmer Products, or Widmer will have an option to manufacture Redhook Products.

        4.3 NEW REDHOOK PRODUCTS AND NEW WIDMER PRODUCTS. Redhook and Company acknowledge that (a) under the Widmer Distribution Agreement, new Widmer Brands may be added upon terms similar to those in Section 3.2 above, (b) the volume of Redhook Products and Widmer Products derived from such new brands (each, a "New Brand") that will be distributed and sold by Company is speculative, and (c) the parties under this Agreement and the Widmer Distribution Agreement intend for the number of New Brands to be apportioned equitably between Redhook and Widmer. Redhook and Company agree that with respect to the New Brands to which Section
4.4 does not apply, (x) the first New Brand will be offered to the brewer (Redhook or Widmer) that sold the lower quantity of Products in the immediately preceding calendar year, and (y) each additional New Brand will thereafter be apportioned alternatively to each brewer. If a New Brand is apportioned to Redhook, (i) Redhook shall have the obligation to manufacture all Products ordered by Company as provided under this Agreement, (ii) Redhook shall have the right during this Agreement to manufacture the Products even though the New Brand may be a Widmer brand, and (iii) all Products using such New Brand will be subject to the terms under this Agreement as if it were an original Brand. Within ten (10) days following written notice to Redhook of the assignment of a New Brand, Redhook may elect not to accept such New Brand by notifying Company within such ten (10) day period. If Redhook elects not to accept such New Brand, Company may assign the New Brand to Widmer.

        4.4 REINTRODUCED DISCONTINUED PRODUCTS. Redhook will have the first opportunity to manufacture a New Brand that Company elects to introduce if (a) such New Brand is in the same "Beer Style" as a Discontinued Redhook Brand that Company discontinued, pursuant to Section 3.3 of this Agreement, in the immediately preceding 12-month period and (b) such New Brand is not in the same Beer Style as a Discontinued Widmer Brand (as defined in the Widmer Distribution Agreement) that Company discontinued, pursuant to Section 3.3 of the Widmer Distribution Agreement, in the immediately preceding 12-month period. As used in this Section, a "Beer Style" is one of the following: porter, amber, pale ale, blonde, fruit beer, hefeweizen, lager, and stout, as those terms are commonly used in the beer industry. In order to exercise its option, Redhook must notify Company within ten (10) days following written notice from Company of its intent to have such New Brand manufactured.

        4.5 AGREEMENT WITH THIRD PARTY CONTRACT BREWERS.  If pursuant to Section
4.1.2 or Section 4.2.1 above (or pursuant to the parallel provisions in the Widmer Distribution Agreement) Company engages a third party contract brewer (each a "Contract Brewer") to manufacture any Product, Company may enter into a contract brewing agreement (each, a "Brewing Contract") with a Contract Brewer on terms and conditions Company deems reasonable, which may include (without limitation) the following: (a) the term during which Company will be obligated to purchase Products from the Contract Brewer and (b) the minimum quantity of Products that Company will be obligated to purchase from the Contract Brewer. Redhook agrees that Company shall have no liability to Redhook for failure to purchase any Products from Redhook in order to comply with its obligations under the Brewing Contract.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        4.6 PACKAGING CHANGES. Company may, from time to time and in accordance with the restrictions set forth in Section 1.3 above, require changes to the Intellectual Property or packaging for existing Redhook Products and require new Intellectual Property or packaging for new Redhook Products upon 180 days' prior written notice to Redhook. The direct out-of-pocket costs for all such changes or new Intellectual Property will be paid by Company. If Company requires any changes to the Intellectual Property or packaging that requires capital expenditures by Redhook, Company shall reimburse Redhook for such expenditures; provided that Company may not require any changes to the packaging or the Intellectual Property that requires capital improvements exceeding $100,000.00. If Company requires any changes to the packaging or the Intellectual Property that increases Redhook's variable cost to manufacture and package the Products, the price for such Products shall be increased by such estimated additional incremental cost if (a) within thirty (30) days following the date Company requests such change Redhook notifies Company of the increased incremental cost, providing reasonable supporting documentation, and (b) Company thereafter elects for Redhook to manufacture such Products. Company may, upon notice to Redhook, audit Redhook's books and records to the extent necessary to confirm such increased variable costs.

5. ABI DISTRIBUTION AGREEMENT.

        5.1 The parties acknowledge that Company is distributing the Products through ABI pursuant to the ABI Distribution Agreement, subject to the restrictions, limitations, and conditions set forth therein.

        5.2 Company shall notify Redhook of any notice of default Company receives from ABI with respect to the ABI Distribution Agreement and shall comply with the terms and condition of the ABI Distribution Agreement.

        5.3 Redhook has reviewed the ABI Distribution Agreement and, to the extent relating to Redhook and its Products, (a) confirms each representation and warranty that Company has made under the ABI Distribution Agreement and (b) covenants to perform or cooperate with Company in performing all of Company's obligations under the ABI Distribution Agreement.

        5.4 Neither party shall take any action under this Agreement that would be a violation or cause Company to be in violation of the ABI Distributor Agreement.

6. ORDERS; PURCHASE PRICE; PAYMENT.

        6.1 OBLIGATION TO MANUFACTURE. Subject to Section 4.1.2 above, Redhook shall manufacture the Redhook Products in the packages ordered by Company and shall cause the Redhook Products to be bottled, labeled, packaged, and delivered by the delivery dates set forth in the order. Company may not require delivery less than thirty (30) days following the date of the Order.

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        6.2 REDHOOK PRODUCT SPECIFICATIONS.

            (a) Each of the Redhook Products manufactured by Redhook will conform to the specifications, recipes, and quality control requirements attached as SCHEDULE 6.2.

            (b) For each new Redhook Product, the Redhook Products delivered will conform to the specifications, recipe, and quality control requirements as reasonably determined by the Company.

            (c) Product specifications of Redhook Products may be changed only upon mutual agreement of Redhook and Company.

            (d) In addition to the foregoing, the Redhook Products shall comply with the Product requirements as set forth in the ABI Distribution Agreement, as modified from time to time, and shall not (in Company's reasonable determination) be adulterated, contaminated, or otherwise of a quality that is below the average quality previously supplied by Widmer, which may include, without limitation, (i) apparent defects in taste or appearance in excess of typical age-related changes; (ii) microbiological contamination or other contamination such as carryover of cleaning chemicals or foreign object inclusions; and (iii) defective primary or secondary packaging.

        6.3 PRICES. The initial purchase prices for the Redhook Products are set forth on SCHEDULE 6.3, attached hereto. Thereafter, the purchase prices for Redhook Products shall be adjusted effective each January 1, to be an amount equal to:

            (a) For draught Redhook Products, the purchase price per barrel will be equal to (i) the Average Draught Net Sales Price multiplied times *, plus
(ii) any applicable Excise Taxes. "Average Draught Net Sales Price" means the product of (x) the gross amount received by Company during the immediately preceding fiscal year of October 1 through September 30 (the "Fiscal Year") for sales of all draught Redhook Products and draught Widmer Products, less any discounting, depletion allowance, promotion, or post-off pricing, divided by (y) the total number of barrels of draught Redhook Products and draught Widmer Products sold by Company during such Fiscal Year. "Excise Taxes" means all federal, state, and local excise taxes.

            (b) For bottled Redhook Products, the purchase price per PCE will be equal to (i) the Average Bottle Net Sales Price multiplied times *, plus (ii) any applicable Excise Taxes. "Average Bottle Net Sales Price" means the product of (x) the gross amount received by Company during the immediately preceding Fiscal Year for sales of all bottled Redhook Products and bottled Widmer Products, less any discounting, depletion allowance, promotion, or post-off pricing, divided by (y) the total number of PCEs of bottled Redhook Products and bottled Widmer Products sold by Company during such Fiscal Year.

* CONFIDENTIAL TREATMENT REQUESTED

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        6.4 PACIFIC RIDGE. Notwithstanding the provisions in Section 6.3 above, the purchase price for the Pacific Ridge brand Redhook Products shall be equal to the following: (a) the gross amount received (including any freight costs incurred by Company) by Company for sales of all Pacific Ridge brand Redhook Product, minus (b) any discounting, depletion allowance, promotion, or post-off pricing.

7. RIGHTS IN INTELLECTUAL PROPERTY.

        7.1 INTELLECTUAL PROPERTY. Company acknowledges that its use of the Intellectual Property shall not create any right, title, or interest in or to the Intellectual Property in Company. Company may, however, sublicense others the right to use the Intellectual Property for the purpose of fulfilling Company's obligations under this Agreement. Company shall not apply at any time anywhere in the world for any trademark or other intellectual property protection in its name for any of the Intellectual Property.

        7.2 IMPROVEMENTS; OWNERSHIP. Improvements and modifications to the Intellectual Property created by either party during the term of this Agreement shall, from the time of conception or development, be the property of Redhook. Company hereby assigns, and agrees to take all actions necessary as reasonably requested by Redhook to assign all such improvements and modifications.

        7.3 REPRESENTATIONS AND WARRANTIES. Redhook represents and warrants that
(a) it has the right to license the Intellectual Property to Company as provided under this Agreement; (b) the license of the Intellectual Property and distribution rights under this Agreement do not conflict with any agreement, judgment, or other obligation of Redhook; and (c) Company's use of the Intellectual Property hereunder will not violate the rights of any third person.

8. INFRINGEMENT.

        8.1 CLAIMS AGAINST THIRD PARTIES. Company shall notify Redhook promptly in writing of any infringement or unauthorized use of the Intellectual Property by third parties that may come to its attention in writing. Redhook shall promptly and diligently act, or cooperate with Company who may act, to enjoin and prevent in the Territory infringement or threatened infringement by others of the Intellectual Property, and shall take, or cooperate with Company who may take, such legal action as may be required to protect such rights. Costs, expenses and recoveries of prosecuting infringement actions shall be handled as follows:

            8.1.1 If  Redhook  at its own  expense  files and is  successful  in
infringement   litigation  or   settlement,   then  Redhook  shall  be  entitled
exclusively to any amounts recovered.

            8.1.2 If Company at its own expense files and is successful in infringement litigation or settlement, then Company shall be entitled exclusively to any amounts recovered, and shall be entitled to a credit against any amounts owing Redhook under this Agreement for all costs and expenses of litigation in excess of the award for or other recovery of such costs and expenses.

            8.1.3 If Company and Redhook jointly pursue and are successful in infringement litigation or settlement, amounts recovered shall be first applied to Company's costs and expenses, then to Redhook's costs and expenses, and then shared in direct proportion to the financial investment (costs and expenses) made in such litigation or settlement.

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        8.2 CLAIMS AGAINST REDHOOK. Company shall notify Redhook promptly in writing of any and all allegations or claims by others which may come to its attention in writing that the use of the Intellectual Property infringes or violates a trademark of any third party. In such event, Redhook shall procure for Company the right to continue to use the matter which is the subject of the claim, or to modify the same so that it becomes non-infringing. Redhook shall undertake and conduct the defense of any suit, action, or proceeding arising out of the use by Company of the Intellectual Property hereunder. Company shall cooperate in such defense provided Redhook shall pay any out-of-pocket expenses incurred by Company in connection therewith. No settlement of any such claim or suit shall be made without the prior written consent of Redhook.

9. COMPLIANCE WITH LAW. Both Redhook and Company shall comply with all applicable rules and regulations of the TTB (Alcohol and Tobacco Tax and Trade Bureau of the Department of the Treasury), and any other regulatory agency that has jurisdiction over the Redhook Products. The parties shall cooperate with each other to provide and retain any regulatory, taxation, or other reports or information required by TTB, or any other regulatory agency.

10. CONFIDENTIALITY.

        10.1 ACCESS TO INFORMATION. Each party ("Recipient") acknowledges that during the term of this Agreement it may have access to nonpublic information about the existing or proposed business or products ("Confidential Information") of the other party (the "Disclosing Party") . Confidential Information includes, without limitation, (i) information marked or otherwise designated by the Disclosing Party as confidential or proprietary, (ii) information that by the nature of the circumstances surrounding the disclosure would reasonably be treated as confidential information by a prudent brewer, and (iii) information provided to the Disclosing Party by third parties that it is obligated to keep confidential. Confidential Information may be written, oral, embodied in products (including the Redhook Product), or in other forms. Confidential Information does not include information that is or becomes publicly known, other than as a result of Recipient's actions or failure to prevent disclosure. The fact that portions of Confidential Information may be publicly available shall not affect Recipient's obligations with respect to the remaining portion or with respect to the particular formulation or compilation disclosed by the Disclosing Party.

        10.2 NON-DISCLOSURE AND NON-USE. Recipient shall not disclose to others or use any Confidential Information of the Disclosing Party, except as required to perform its obligations under this Agreement. Recipient may, however, disclose Confidential Information to its employees and agents who need to know the information in connection with this Agreement, who are made aware of its confidential nature, and who are obligated to comply with the restrictions imposed by this Section 10. A default by a Recipient's employee or independent contractor of the provisions set forth under this Agreement shall be a default of the Recipient.

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        10.3 RETURN. Except as set forth below, upon the expiration or termination of this Agreement, Recipient shall promptly destroy or return to the Disclosing Party, as the Disclosing Party may direct, all tangible materials provided to it by the Disclosing Party that embody Confidential Information (other than Redhook Products) and shall erase or delete all such Confidential Information embodied in any magnetic, optical, or similar medium or stored or maintained on any information storage and/or retrieval device. Recipient may retain one copy of Confidential Information for archival and regulatory purposes.

        10.4 REMEDIES. In the event of a default under this Section, the Disclosing Party shall be entitled to a temporary restraining order, preliminary injunction, and other injunctive relief, in addition to other available remedies, including damages.

        10.5 DURATION. The obligations set forth in this Section shall continue in effect beyond the term of this Agreement and for so long as Recipient possesses Confidential Information.

11. INDEMNIFICATION.

        11.1 OBLIGATION. Each party (the "Indemnitor") shall indemnify and hold harmless the other party, its affiliates, its successors, and assigns, and each of their respective directors, officers, employees, and agents, from and against all claims, liabilities, losses, damages, injuries, demands, actions, causes of action, suits, proceedings, judgments, and expenses, including, without limitation, reasonable attorneys' fees, court costs, and other legal expenses (collectively, "Costs") to the extent arising from, connected with or attributable to any claim arising out of the negligence, willful misconduct, or breach of this Agreement by the Indemnitor. Without limiting the foregoing, Redhook shall indemnify, defend, and hold harmless Company and ABI and each of their respective affiliates, successors, and assigns, and each of their respective directors, officers, employees, and agents from and against all Costs arising out of or related to any product liability claims except to the extent such Costs resulted from any negligence or willful misconduct of Company.

        11.2 INDEMNIFICATION PROCEDURE. With respect to claims made by third parties, if any party that is entitled to indemnification hereunder (each, an "Indemnitee") is threatened with any claim, or any claim is presented to or any action or proceeding commenced against the Indemnitee, which may give rise to the right of indemnification hereunder, the Indemnitee will give prompt written notice thereof to the Indemnitor. The Indemnitor, by delivery of written notice to the Indemnitee within twenty (20) days of receipt of notice of a claim for indemnification from the Indemnitee, may elect to assume the defense of any such third party claim at the Indemnitor's expense. If the Indemnitor assumes the defense, it shall have the right to settle an indemnifiable matter without the consent of the Indemnitee unless the settlement would have a material adverse effect on the Indemnitee. If the Indemnitor does not timely elect to defend an indemnifiable matter, the Indemnitee shall have the exclusive right to prosecute, defend, compromise, settle, or pay any claim, without prejudice to the right of the Indemnitee to recover any and all losses and reasonable expenses (including attorneys fees and costs) incurred from the Indemnitor. The Indemnitee shall permit the Indemnitor reasonable access to the books and records of the Indemnitee and shall otherwise cooperate with the Indemnitor in connection with any matter or claim of indemnification.

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        11.3 INTENDED THIRD PARTY BENEFICIARY. ABI is an intended third party beneficiary under this Section 11.


12. INSURANCE. Each party shall keep in force at all times while any Redhook Product is being offered for sale, general liability insurance with both "products" and "contractual" coverage for aggregated claim in the minimum amount of $3,000,000, and to furnish the other a certificate from a financially responsible insurance company evidencing that such insurance is in force, naming the other party as an additional insured, and providing that such coverage may not be cancelled or materially changed without thirty (30) days prior written notice to the other party. Any such policy of insurance shall contain a waiver of subrogation.

13. WARRANTIES.

        13.1 WARRANTY OF AUTHORITY. Each of the parties hereto warrants and represents to the other party that (a) it has the full right, power and authority to enter into this Agreement and to carry out its obligations hereunder and (b) that it has no obligations to any other party that are inconsistent with its obligations under this Agreement.

        13.2 LIMITATION OF LIABILITY. EXCEPT FOR CONSEQUENTIAL DAMAGES CAUSED BY A BREACH OF THE CONFIDENTIALITY AGREEMENTS IN SECTION 10 ABOVE, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OR LOST REVENUES OR PROFITS.

14. TERMINATION.

        14.1 TERM. The term of this Agreement shall commence on the date first set forth above and continue until terminated as set forth herein.

        14.2 TERMINATION BY EITHER PARTY. Either party may terminate this Agreement upon written notice given to the other party following the occurrence of any of the following events:

            14.2.1 The other party fails to timely make any payment required under this Agreement for a period of 60 days following written notice thereof by the nonbreaching party.

            14.2.2  The  other  party  fails  to  perform  any  other   material
obligation under this Agreement and such failure remains uncured for a period of 60 days following written notice thereof by the nonbreaching party.

            14.2.3 The other party becomes the subject of insolvency or bankruptcy proceedings, ceases doing business, makes an assignment of assets for the benefit of creditors, dissolves, or has a trustee appointed for all or a substantial portion of such party's assets.

            14.2.4 Any government authority makes a final decision invalidating a substantial portion of this Agreement.

            14.2.5 Either party finds that complying with any law or regulation relating to fulfilling its obligations under this Agreement would be commercially unreasonable and failure to comply with the law or regulation would subject such party or any of its personnel to a monetary or criminal penalty.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

            14.2.6 The ABI Distribution Agreement terminates for any reason.

            14.2.7 The Operating Agreement terminates for any reason.

        14.3 TERMINATION BY COMPANY.

            14.3.1 Company may upon notice to Redhook terminate this Agreement if Redhook causes Company to be in default in its obligations under the ABI Distribution Agreement and Redhook either (a) fails to take all actions necessary to cause Company to cure such default in accordance with the ABI Distribution Agreement or (b) fails to pay on demand all direct or indirect Costs (as defined in Section 11.1) arising out of or related to such default.

            14.3.2 Company may upon notice to Redhook (a) terminate this Agreement if (i) an event of default occurs under Section 7 of the Agreement giving ABI the right to terminate the ABI Distribution Agreement (each, a "Default Event"), (ii) Redhook caused such Default Event, and (iii) Company elects to cure such Default Event or attempt to rectify the damage to the reputation or image of ABI or the brewing industry caused by such Default Event by terminating this Agreement and (b) cease advertising, marketing, or distributing one or more Redhook Product brands (including Pacific Ridge brands) if ABI notifies Company that it will no longer distribute such Redhook Product brand or brands under the ABI Distribution Agreement.

        14.4 SURVIVAL OF RIGHTS AND OBLIGATIONS. Termination of this Agreement shall not prejudice any rights of either party hereto against the other which may have accrued up to the date of termination. In addition, all covenants respecting indemnification, governing law, attorneys fees, arbitration, confidentiality, warranties, termination, and continuing liability for amounts payable hereunder shall survive the termination of this Agreement as expressly set forth elsewhere herein.

        14.5 TERMINATION OF OTHER AGREEMENTS. Upon expiration or any termination, (a) all rights granted to Company with respect to the Intellectual Property, as appropriate, shall revert to Redhook; thereafter, (b) Company shall
(i) refrain from all further use of the Intellectual Property, and (ii) Company shall (at Redhook's direction) either destroy or return to Redhook all copies of labels, packaging, or other materials on which a Trademark may be affixed, except for Redhook Products which may be disposed of in any commercially reasonable manner and (c) unless it would violate the terms of the ABI Distribution Agreement, Redhook may purchase the remaining inventory of Redhook Products at a price agreed upon by the parties; provided however that if Redhook and Company do not agree on a price within ten (10) days following such expiration or termination, Company may sell the Redhook Products to any third-party at a net price that is equal to or greater than the price last offered by Redhook.

15. NOTICES. Any notice, request or demand to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given or made (i) upon delivery, if delivered by hand and addressed to the party for whom intended at the address listed below, (ii) ten (10) days after deposit in the mails, if sent certified or registered air mail (if available) with return receipt requested, or five (5) days after deposit if deposited for delivery with a reputable courier service, and in each case addressed to the party for whom intended at the address listed below or (iii) upon completion of transmission, if sent by facsimile transmission to the party for whom intended at the fax number listed below, provided that a copy of the facsimile transmission is promptly deposited for delivery by one of the methods listed in (i) or (ii) above:

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

       If to Redhook, to:                 Redhook Ale Brewery, Incorporated
                                          14300 NE 145th Street, Suite 210
                                          Woodinville, Washington 98072
                                          Attn:  President
                                          Fax:  (425) 485-0761

       If to Company, to:                 Craft Brands Alliance LLC
                                          929 N. Russell
                                          Portland, Oregon  97227
                                          Attn:  President
                                          Fax:  (503) 281-1496

Any party may change its  address  and/or  fax number for the  purposes  of this
Section 15 by written notice  hereunder  given to the other parties at least ten
(10) days prior to the effective date of such change. Copies of all notices of default or any notice under Section 14 under this Agreement shall be sent to:

Widmer Brothers Brewing Company
929 N. Russell
Portland, Oregon  97229
Attn:  President
Fax:  (503) 281-1496

16. MISCELLANEOUS.

        16.1 RELATIONSHIP. This Agreement does not make either party the employee, agent, or legal representative of the other party for any purpose whatsoever. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. In fulfilling its obligations pursuant to this Agreement each party shall be acting as an independent contractor.

        16.2 ASSIGNMENT. Except as set forth herein, neither party shall have the right to assign, sublicense, subcontract, or otherwise transfer its rights and obligations under this Agreement except with the prior written consent of the other party. Redhook does consent to Company's distributing the Redhook Product through ABI distributors within the Territory. The parties acknowledge that the Redhook Product shall be distributed pursuant to the Master Distribution Agreement between Company and ABI. Each of Company and Redhook agree that the terms and conditions of the ABI Distribution Agreement (as amended, replaced, or modified from time to time), including the rights and obligations of ABI, shall apply to the Redhook Products as if they were products of Company. Any prohibited assignment shall be null and void. The parties acknowledge and agree that Redhook may elect to assign all of its assets related to the Redhook Brew-Pubs to an Affiliate. In this event, the provisions relating to the Redhook Brew-Pub will apply with respect the Affiliate's restaurants. For the purposes of this section, an "Affiliate" is a company controlled by, in common control of, or under common ownership with Redhook. Upon an assignment to an Affiliate, a copy of the assignment agreement will be delivered to Company.



REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        16.3 ENTIRE AGREEMENT. THIS AGREEMENT, INCLUDING ALL ATTACHMENTS HERETO,

    CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERSEDES ALL PREVIOUS AGREEMENTS BY AND BETWEEN THE PARTIES AS WELL AS ALL PROPOSALS, ORAL OR WRITTEN, AND ALL NEGOTIATIONS, CONVERSATIONS, OR DISCUSSIONS HERETOFORE HAD BETWEEN THE PARTIES RELATED TO THIS AGREEMENT.

        16.4 AMENDMENT. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled, or waived, in whole or in part, except by written amendment signed by the parties hereto.

        16.5 SEVERABILITY. In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or are otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provisions hereof does substantial harm to, or where the invalid or unenforceable provisions comprise an integral part of, or are otherwise inseparable from, the remainder of this Agreement.

        16.6 CONSENT. Unless otherwise expressly stated in this Agreement, if any action is conditioned upon the consent of either party (a) such consent may not be unreasonably withheld, delayed, or conditioned and (b) consent shall be deemed granted unless the consenting party notifies the other party in writing of the reasons why such consent is not granted within 15 days following receipt of the written request for consent.

        16.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and each such counterpart shall be deemed an original hereof.

        16.8 HEADINGS. Headings and subheadings in this Agreement are not intended to and do not have any substantive content whatsoever.

        16.9 MUTUAL NEGOTIATION IN DRAFTING. The parties acknowledge each party and its counsel have materially participated in the drafting of this Agreement. Consequently, the rule of contract interpretation, that ambiguities, if any, in a writing be construed against the drafter, shall not apply.

        16.10 WAIVER. No failure by either party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

        16.11 ATTORNEY FEES. In the event of a default under this Agreement, the defaulting party shall reimburse the non-defaulting party for all costs and expenses reasonably incurred by the non-defaulting party in connection with the default, including, without limitation, attorney fees and costs (however incurred, including at trial, on appeal, and on any petition for review). An event of "default" is a breach by either party of this Agreement that is not cured within an applicable cure period. Additionally, in the event any suit, action, or arbitration is brought to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorney fees and costs (however incurred, including at trial, on appeal, and on any petition for review), together with such other expenses, costs, and disbursements as may be allowed by law.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

        16.12 FORCE MAJEURE. Neither party shall be liable for any delay or default in performing its obligations if such default or delay is caused by any event beyond the reasonable control of such party, including, but not limited to, acts of nature, terrorism, war, or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, storm, or flood, labor disturbances or strikes, epidemic, materials shortages, equipment malfunction, failure of ABI distributors, or other similar event. The party suffering such cause shall immediately notify the other party of the cause and the expected duration of such cause. If either party's performance is delayed by more than 90 days pursuant to this Section, the other party may immediately terminate this Agreement by written notice given before the affected party resumes performance.

        16.13 GOVERNING LAW; ARBITRATION. This Agreement shall be governed by the laws of the State of Oregon, without regards to the principles of conflicts of laws thereof. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Portland, Oregon in accordance with the rules of the Arbitration Service of Portland, Inc. and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

        16.14 COMMENCEMENT OF AGREEMENT. Neither party shall have any rights or obligations under this Agreement and none of its provisions shall be operative unless and until all of the following have occurred:

            16.14.1 The Operating Agreement, this Agreement, the other Related Agreements, and the transactions described therein have been approved by the respective boards of directors of Redhook and Widmer;

            16.14.2 The Operating Agreement and each of the other Related Agreements are finalized, executed, and delivered by each party thereto; and

            16.14.3 Company obtains all of the regulatory licenses and approvals necessary to sell Products in the Initial Territory.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

       The parties have executed this Agreement as of the date first set forth above.

CRAFT BRANDS ALLIANCE LLC                     REDHOOK ALE BREWERY, INCORPORATED



By:/s/ TERRY MICHAELSON                       By: /s/ DAVID MICKELSON
------------------------------                ---------------------------------
Name:  TERRY MICHAELSON                       Name:   DAVID MICKELSON
------------------------------                ---------------------------------
Title:    PRESIDENT                           Title: EXECUTIVE VICE PRESIDENT,
                                                     CHIEF FINANCIAL OFFICER,
                                                     CHIEF OPERATING OFFICER



REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

                                                                                           CHRISTENSEN O'CONNOR JOHNSON KINDNESSPLLC
                                                                                                       1420 Fifth Avenue, Suite 2800
                                                                                                      Seattle, Washington 98101-2347
                                                                                                           Telephone: (206) 682-8100
                                                                                                                 Fax: (206) 224-0779

REDHOOK ALE BREWERY, INCORPORATED                                                                                  ACTIVE TRADEMARKS
JUNE 9, 2004                                                                                                         REGISTERED ONLY

Client Ref./                             Country/
COJK Ref./              Mark/             Int'l     Appl. No./    Reg. No./
Status            Atty  Owner             Class     Date Filed    Reg. Date     Goods and Services   Action               Date
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008119    JRU   BALLARD BITTER    Canada      687,267       426,849     Ale and beer.        Renewal Begin        11/06/2008
Registered        JRU                                08/08/91      05/06/94                          Renewal End          05/06/2009
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0012695    JRU   BALLARD BITTER    Mexico       218818        484957     Ale and beer.        Renewal End          11/30/2004
Registered        JRU                      IC32      11/30/94      03/13/95                          Renewal Begin        05/30/2014
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0013093    JRU   BALLARD BITTER    USA NH       H TM     VOL. 90, PG     Ale.                 Renewal Begin        08/15/2004
Registered        JRU                      IC48                      26                              Renewal End          02/15/2005
                                                                   02/15/95
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0001668    JRU   BLACK HOOK         USA        443,637     1,299,809     Ale - namely,        Renewal End          10/09/2004
Registered        JRU                      IC32      09/14/83      10/09/84     porter.              Renewal Begin        10/09/2013
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0012697    JRU   BLACK HOOK        Mexico       218820        484959     Ale and beer.        Renewal End          11/30/2004
Registered        JRU                      IC32      11/30/94      03/13/95                          Renewal Begin        05/30/2014
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0013095    JRU   BLACK HOOK        USA NH       H TM      VOL. 90 PG.    Ale.                 Renewal Begin        08/15/2004
Registered        JRU                      IC48                      24                              Renewal End          02/15/2005
                                                                   02/15/95
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0001667    JRU   BLACK HOOK         USA        443,629     1,296,703     Ale, namely,         Renewal End          09/18/2004
Registered        JRU   PORTER & Design    IC32      09/14/83      09/18/84     porter.              Renewal Begin        09/18/2013
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0003118    JRU   Design (Ballard    USA        575,704     1,409,762     Ale.                 Renewal Begin        09/16/2005
Registered        JRU    Bitter)           IC32      12/30/85      09/16/86                          Renewal End          09/16/2006
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0004446    JRU   Design             USA        685,638     1,493,423     Ale.                 Renewal Begin        06/21/2007
Registered        JRU    (Winterhook)      IC32      09/18/87      06/21/88                          Renewal End          06/21/2008
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0016525    JRU   ESB               Japan   1997-103375       4370896     Ale; other beer.     Renewal Begin        09/30/2009
Registered        JRU                      IC32      04/03/97      03/31/00                          Renewal End          03/31/2010
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0012699    JRU   FORECASTERS        USA     74/590,218     1,929,789     Restaurant and bar   Renewal Begin        10/24/2004
Registered        JRU                      IC42      10/24/94      10/24/95     services.            Renewal End          10/24/2005
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0018651    JRU   INDIA PALE ALE     USA     75/479,479     2,262,841     Ale.                 Section 8, 15        07/20/2004
Registered        JRU   RED HOOK "YA       IC32      05/05/98      07/20/99                          Declaration Begin
                        SURE YA BETCHA"
                        ETC. and Design                                                              6 Month Section 8,   01/20/2005
                                                                                                     15 Declaration

                                                                                                     Section 8, 15        07/20/2005
                                                                                                     Declaration End

                                                                                                     Renewal Begin        07/20/2008

                                                                                                     Renewal End          07/20/2009
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0025094    JRU   RED HOOK        Australia      852882        852882     Beer and ale.        Renewal Begin        04/09/2010
Registered        JRU                      IC32      10/09/00      08/03/01                          Renewal End          10/09/2010
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008113    JRU   RED HOOK          Canada      687,394       418,500     Ale and beer.        Renewal Begin        04/22/2008
Registered        JRU                                08/08/91      10/22/93                          Renewal End          10/22/2008
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008114    JRU   RED HOOK        Hong Kong     6207/91       2375/93     Ale and beer.        Renewal Begin        02/28/2012
Registered        JRU                      IC32      08/28/91      06/18/93                          Renewal End          08/28/2012
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0016529    JRU   RED HOOK          Japan   1997-103376       4265307     Restaurant services, Renewal Begin        10/23/2008
Registered        JRU                      IC42      04/03/97      04/23/99     bar services, and    Renewal End          04/23/2009
                                                                                all other services
                                                                                belonging in this
                                                                                class.
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008115    JRU   RED HOOK          Japan    1991-85923       2601613     Ale and beer.        Renewal/             04/30/2004
Registered        JRU                      IC32      08/15/91      11/30/93                          Reclassification
                                                                                                     Accepted?
                                                                                                     Renewal Begin        05/30/2013
                                                                                                     Renewal End          11/30/2013
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0012694    JRU   RED HOOK          Mexico       218821        484960     Ale and beer.        Renewal End          11/30/2004
Registered        JRU                      IC32      11/30/94      03/13/95                          Renewal Begin        05/30/2014
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008117    JRU   RED HOOK        Singapore     7563/91       7563/91     Ale and beer.        Renewal Begin        02/13/2011
Registered        JRU                      IC32      08/13/91      08/13/91                          Renewal End          08/13/2011
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008116    JRU   RED HOOK          South      91-23412       247,104     (IC36): Ale and      Renewal Begin        02/17/2012
Registered        JRU                      Korea     08/13/91      08/17/92     beer.                Renewal End          08/17/2012
                                           IC32
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008118    JRU   RED HOOK          Taiwan    (80)36883       556 831     Wine, ale and        Renewal Begin        10/15/2001
Registered        JRU                      IC17      08/14/91      04/16/92     beer.                Renewal End          04/15/2012
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0001242    JRU   RED HOOK           USA     73/380,687     1,253,138     Ale.                 Renewal Begin        10/04/2012
Registered        JRU                      IC32      08/19/82      10/04/83                          Renewal End          10/04/2013
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0001198    JRU   RED HOOK ALE &     USA        382,104     1,332,480     Ale.                 Renewal End          04/23/2005
Registered        JRU   Design             IC32      08/26/82      04/23/85                          Renewal Begin        04/23/2014
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0015487    JRU   RED HOOK DOUBLE   Japan    1996-76304       4143687     Ale and beer.        Renewal Begin        11/08/2007
Registered        JRU   BLACK              IC32      07/11/96      05/08/98                          Renewal End          05/08/2008
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0013092    JRU   RED HOOK ESB      USA NH       H TM     VOL. 90, PG     Ale.                 Renewal Begin        08/15/2004
Registered        JRU                      IC48                      25                              Renewal End          02/15/2005
                                                                   02/15/95
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0012592    JRU   RED HOOK ESB and   USA     74/597,335     1,940,873     (IC25) Men's,        Renewal Begin        12/12/2004
Registered        JRU   Design             IC25      11/10/94      12/12/95     women's and          Renewal End          12/12/2005
                                           IC30                                 children's
                                           IC32                                 clothing, namely,
                                                                                shirts, Tshirts,
                                                                                sweatshirts, polo
                                                                                shirts, and hats;
                                                                                (IC30) bread;
                                                                                (IC32) ale.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0016079    JRU   Red Hook Logo   Community      440996        440966     Ale and beer.        Renewal Begin        06/11/2006
Registered        JRU                      IC32      12/11/96      10/23/98                          Renewal End          12/11/2006
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0029334    JRU   SUNRYE             USA     78/232,950     2,819,966     Ale.                 Section 8, 15        03/02/2009
Registered        JRU                      IC32      04/02/03      03/02/04                          Declaration
                        Redhook Ale                                                                  Begin
                        Brewery,
                        Incorporated                                                                 6 Month Section 8,   09/02/2009
                                                                                                     15 Declaration

                                                                                                     Section 8, 15        03/02/2010
                                                                                                     Declaration End

                                                                                                     Renewal Begin        03/02/2013

                                                                                                     Renewal End          03/02/2014
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0012698    JRU   TROLLEYMAN         USA     74/590,217     1,929,788     Restaurant and bar   Renewal Begin        10/24/2004
Registered        JRU                      IC42      10/24/94      10/24/95     services.            Renewal End          10/24/2005
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0008121    JRU   WHEAT HOOK        Canada      687,268       413,666     Wheat brewed ale.    Renewal Begin        12/18/2007
Registered        JRU                                08/08/91      06/18/93                          Renewal End          06/18/2008
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0012696    JRU   WHEAT HOOK        Mexico       218819        484958     Ale and beer.        Renewal End          11/30/2004
Registered        JRU                      IC32      11/30/94      03/13/95                          Renewal Begin        05/30/2004
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0013094    JRU   WHEAT HOOK        USA NH       H TM     VOL. 90, PG     Wheat brewed ale.    Renewal Begin        08/15/2004
Registered        JRU                      IC48                      27                              Renewal End          02/15/2005
                                                                    2/15/95
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0004444    JRU   WINTERHOOK         USA        684,962     1,490,430     Ale.                 Renewal Begin        05/31/2007
Registered        JRU                      IC32      09/18/87      05/31/88                          Renewal End          05/31/2008
------------------------------------------------------------------------------------------------------------------------------------
IABR-2-0013096    JRU   WINTERHOOK        USA NH       H TM                     Beer and ale.        Renewal Begin        09/20/2005
                  JRU                      IC48                    03/20/96                          Renewal End          03/20/2006
------------------------------------------------------------------------------------------------------------------------------------

The information contained in this status report is privileged and confidential information intended only for the use of Redhook Ale Brewery, Incorporated. This information is continually updated in the records at Christensen O'Connor Johnson Kindness and may be subject to change at any time. Comments, questions or changes should be directed to Christensen O'Connor Johnson Kindness.

                                 SCHEDULE 1.2.4

                        WASHINGTON MARKETING FEE FORMULA

1. FORMULA: The Washington Marketing Fee shall be equal to (a) the price paid to CBA for the Products, minus (b) the price paid to Redhook by CBA for the Redhook Products. The Washington Marketing Fee shall be calculated separately for each package type.

2.  EXAMPLE.

*





* CONFIDENTIAL TREATMENT REQUESTED



REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT


                                  SCHEDULE 3.1

                            INITIAL REDHOOK PRODUCTS


ESB
IPA
Sunrye
Nut Brown Ale
Chinook Copper
Pacific Ridge
Blackhook Porter
Winterhook
Hoptoberfest
Blonde




REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

                                  SCHEDULE 3.4

                        NON-DISTRIBUTED REDHOOK PRODUCTS

None.





REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

                                 SCHEDULE 4.2.2

                              OPTION TO MANUFACTURE

1. If, over any calendar year (the "Base Year") both (a) and (b) are true:

                  (a) The total quantity (in PCEs) of the Products of a brewer (the "Increasing Brewer") sold in the Territory is greater than the total quantity (in PCEs) of Products of the Increasing Brewer sold in the Territory in the immediately preceding calendar year (the difference is referred to as the "Product Volume Increase"), and

                  (b) The total quantity (in PCEs) of the Products of the other brewer (the "Decreasing Brewer") sold in the Territory is less than the total quantity (in PCEs) of Products of the Decreasing Brewer sold in the Territory in the immediately preceding calendar year (the difference is referred to as the "Product Volume Decrease");

then

                  (x) In the immediately following calendar year (the "Option Year"), the Decreasing Brewer shall have the option (the "Decreasing Brewer Option") to manufacture a quantity of Products equal to the lower of the following (the "Option Quantity"):

                  (i) the Product Volume Increase, and

                  (ii) the Product Volume Decrease.

2. Notwithstanding the foregoing, if the Decreasing Brewer is not able to manufacture the Products in each type of packaging that was manufactured by the Increasing Brewer in the Base Year, (a) the Decreasing Brewer Option shall include only those Products the packaging of which the Decreasing Brewer is able to manufacture and (b) the Decreasing Brewer Option shall include only the percentage of the Option Quantity equal to the percentage manufactured by the Increasing Brewer using such packaging in the Base Year. For example, if the Option Quantity for all types of packaging is 1,000 PCEs and the Increasing Brewer manufactured 40 percent long-neck bottle Products and 60 percent draft Products, and the Decreasing Brewer is not able to manufacture long-neck bottles, then the Option Quantity shall be reduced to 600 PCEs of draft Products. The Decreasing Brewer may not substitute 400 PCEs of draft Products for the 400 PCEs of long-neck bottled Product.

     3. The Decreasing Brewer must exercise the Decreasing Brewer Option, if at all, within ten (10) days following written notice from Company of such right. The Decreasing Brewer may exercise the Decreasing Brewer Option with respect to all or any portion of the Option Quantity. The brands of Product (which may be either Redhook Products or Widmer Products) that make up the Option Quantity shall be those brands selected by Company; provided, however, that (i) the Company shall endeavor to select no more than two brands of the Increasing Brewer and only those brands that had the highest sales volume in the Base Year and (ii) if the Decreasing Brewer will (under provisions of its distribution agreement with Company) be manufacturing Products of the Increasing Brewer in the Option Year, the Company shall endeavor to reassign brands, in equal volumes and package types, to the Increasing Brewer and the Decreasing Brewer so as to permit each Brewer to manufacture its own Product.


REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

     4. EXAMPLE.

              See below.

----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
                         WID %                WID %
                          OF      WIDMER      TOTAL      REDHOOK     RH % OF
  BASE       WIDMER     TOTAL     BBLS        BBLS       BARRELS      TOTAL      REDHOOK
   YEAR     BBLS SOLD    BUS      MANUF       MANUF       SOLD         BUS      BBLS MANUF
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2005       170,000      52%    170,000        52%      160,000         48%      160,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2006       150,000      45%    150,000        45%      185,000         55%      185,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2007       160,000      47%    180,000        53%      180,000         53%      160,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2008       170,000      49%    165,000        48%      175,000         51%      180,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2009       140,000      44%    135,000        42%      180,000         56%      185,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2010       130,000      41%    135,000        43%      185,000         59%      180,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2011       100,000      33%    105,000        35%      200,000         67%      195,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2012       120,000      39%    135,000        44%      190,000         61%      175,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2013       150,000      45%    140,000        42%      185,000         55%      195,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
   2014       170,000      50%    165,000        49%      170,000         50%      175,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------

----------- ---------- -------- ---------- ---------- ------------ ----------- ------------
10 yr Avg     146,000      45%    148,000        45%      181,000         55%      179,000
----------- ---------- -------- ---------- ---------- ------------ ----------- ------------

-----------  --------- ----------------------- ----------------------- -------------------------
                RH %                                                    DECLINING BREWER OPTION
               TOTAL            WIDMER                 REDHOOK           (DURING OPTION YEAR)
  BASE         BBLS    ----------------------  ----------------------  -------------------------
   YEAR        MANUF      +/(-)        BASE       +/(-)       BASE       WIDMER*      REDHOOK*
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
  2005            48%
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2006           55%    (20,000)     170,000     25,000      160,000      20,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2007           47%      10,000     150,000    (5,000)      185,000                     5,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2008           52%      10,000     160,000    (5,000)      180,000                     5,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2009           58%    (30,000)     170,000      5,000      175,000       5,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2010           57%    (10,000)     140,000      5,000      180,000       5,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2011           65%    (30,000)     130,000     15,000      185,000      15,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2012           56%      20,000     100,000   (10,000)      200,000                    10,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2013           58%      30,000     120,000    (5,000)      190,000                     5,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
   2014           51%      20,000     150,000   (15,000)      185,000                    15,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------

-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------
10 yr Avg         55%                                                      45,000        40,000
-----------  --------- ----------- ----------- ---------- ------------ ----------- -------------

ASSUMPTIONS:

1. The Declining Brewer is able to manufacture all types of packaging of the Increasing Brewer.

2. The Declining Brewer exercises the Declining Brewer Option each time it is available.

3. Company always assigns the Option Quantity Products of the Increasing Brewer to the Declining Brewer.



REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

                                  SCHEDULE 6.2

                         REDHOOK PRODUCT SPECIFICATIONS

                                  SEE ATTACHED.





REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT
REDHOOK PRODUCT PROFILE FOR SALES/MARKETING 10/13/03

-------------------------- ------------ ------------- ---------------------- ------------- -------------
          BRAND              ALCOHOL      ALCOHOL           ORIGINAL             RDF          IBU'S
                              (wt%)        (vol%)            GRAVITY
-------------------------- ------------ ------------- ---------------------- ------------- -------------
         BLONDE               4.24          5.41         12.57 (1.05077)         66.6          18.3
                           (4.20-4.29)  (5.35-5.48)       (12.41-12.79)      (66.1-67.4)   (16.7-19.6)
           BHP                4.10          5.23         12.34 (1.04980)         65.7          32.6
                           (4.03-4.23)  (5.15-5.39)       (12.09-12.63)      (63.6-67.3)   (28.4-36.6)
           ESB                4.52          5.77         13.46 (1.05454)         66.2          24.3
                           (4.41-4.64)  (5.64-5.92)       (13.26-13.57)      (64.6-68.0)   (19.4-27.3)
           IPA                5.11          6.51         14.21 (1.05773)         70.5          38.5
                           (4.97-5.33)  (6.34-6.79)       (13.85-14.40)      (68.1-73.0)   (34.0-41.0)
         CHINOOK              4.46          5.70         13.52 (1.05479)         65.1          28.1
       COPPER ALE          (4.41-4.50)  (5.64-5.75)       (13.30-13.72)      (64.6-65.4)   (23.2-32.2)
         SUNRYE               3.66          4.65          9.76 (1.03905)         74.7          20.0

        NUT BROWN             4.36          5.57         13.54 (1.05487)         63.5          21.2
                           (4.18-4.53)  (5.35-5.79)       (13.32-13.76)      (62.1-64.9)   (18.8-23.6)
         WH '03               4.67          5.98         14.19 (1.05765)         64.8          45.4

-------------------------- ------------ ------------- ---------------------- ------------- -------------



-------------------------- ------------ -------------- ----------------------- --------------
          BRAND               COLOR       CALORIES         CARBOHYDRATES          PROTEIN
                              (SRM)       / 12 oz.            (g/12oz)           (g/12oz)
-------------------------- ------------ -------------- ----------------------- --------------
         BLONDE                7.0          166.4              13.13               2.19
                            (6.7-7.3)     (164-169)        (12.59-13.58)        (2.02-2.44)
           BHP                47.0          163.2              12.92               2.53
                           (41.5-52.4)    (159-168)        (12.12-14.34)        (2.22-2.89)
           ESB                13.2          179.0              14.15               2.58
                           (11.9-13.9)    (176-181)        (13.45-14.62)        (2.35-2.94)
           IPA                 8.4          188.1              12.66               2.78
                            (7.7-9.6)     (182-191)        (10.68-13.80)        (2.39-3.09)
         CHINOOK              12.0           180               14.63               2.46
       COPPER ALE          (10.7-13.3)    (177-183)        (14.36-14.90)        (2.40-2.51)
         SUNRYE                4.6           125                7.12               1.65

        NUT BROWN             31.9          181.0              16.02               2.54
                           (30.2-33.5)    (178-184)
         WH '03               34.1           190               15.54               2.90

-------------------------- ------------ -------------- ----------------------- --------------


IBU's (International Bitterness Units)
RDF (Real Degree of Fermentation)
SRM (Standard Reference Method)

These numbers are provided by Redhook Quality Control, Woodinville Brewery. They are presented as average (minimum - maximum) based on the results of WDV beer analyzed by A-B Brewing Technical Services during year 2000 to 2003. This info. may be used by the Redhook Sales Force and their distributors.



REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT

                                  SCHEDULE 6.3

                         INITIAL REDHOOK PRODUCT PRICES

---------------------------------------- ------------------------------------------- ---------------------------------
            2004 Net Sales                                Draught                       Bottle Per Case Equivalent
---------------------------------------- ------------------------------------------- ---------------------------------
Widmer                                                       *                                      *
---------------------------------------- ------------------------------------------- ---------------------------------
Redhook                                                      *                                      *
---------------------------------------- ------------------------------------------- ---------------------------------
Total                                                        *                                      *
                                                             =                                      =
---------------------------------------- ------------------------------------------- ---------------------------------
Average/2                                                    *                                      *
---------------------------------------- ------------------------------------------- ---------------------------------
Average Price @ 59%                                          *                                      *
---------------------------------------- ------------------------------------------- ---------------------------------
Plus Base Excise Tax                                         *                                      *
---------------------------------------- ------------------------------------------- ---------------------------------
2005 Transfer Price                                          *                                      *
---------------------------------------- ------------------------------------------- ---------------------------------


* CONFIDENTIAL TREATMENT REQUESTED

REDHOOK SUPPLY, DISTRIBUTION, AND
LICENSING AGREEMENT